SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): JANUARY 11, 2002


                                NOVEON, INC.
                          -----------------------
           (Exact Name of Registrant as Specified in its Charter)


         Delaware                   File No.                   13-4143915
------------------------     ------------------------     ---------------------
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)


                           9911 Brecksville Road
                           Cleveland Ohio 44141
                  ----------------------------------------
                  (Address of Principal Executive Offices)
                                 (Zip Code)


                               (216) 447-5000
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
            ----------------------------------------------------
            (Former name or address, if changed from last report)


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ITEM 5.   OTHER EVENTS

          On January 11, 2002, Noveon, Inc. issued a press release announcing the purchase of the intellectual property and certain other assets related to cross-linked polyethylene compounds from AT Plastics, Inc., a copy of which is attached as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.


               Exhibit 99.1 Press release of Noveon,  Inc.  issued  January
               11, 2002.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NOVEON, INC.



Dated:  January 11, 2002              By: /s/ Christopher R. Clegg
                                          ------------------------------------
                                         Name:  Christopher R. Clegg
                                         Title: Senior Vice President,
                                                General Counsel and Secretary

                               EXHIBIT INDEX

Exhibit 99.1  Press Release, dated January 11, 2002.